UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) _September 18, 2007____

(Exact name of registrant as specified in its charter)  Winsted Holdings, Inc._


 Florida_____________0-32333_________________65-0972965____
(State or other jurisdiction (Commission   (IRS Employer
      of incorporation)  File Number)  Identification No.)


c/o: Appletree Capital Ltd., One Northfield Plaza, Suite 300,
Northfield, IL 60093

(Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code (847) 441-1822
___________________________________________

Formr name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))















Item 4.01 Changes in Registrant?s Certifying Accountant.

The Company's Board of Directors authorized the engagement of Lake & Associates CPA's LLC ("Lake") as the Company's independent auditor. The Company did not consult with Lake at any time prior to the September 12, 2007, including the Company's two most recent fiscal years ended and the subsequent interim periods through the date of the Report, regarding any of the matters or events set forth in item 304(a)(2)(i) and (ii) of Regulation S-B.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


       _Winsted Holdings, Inc.__________
       (Registrant)


Date September 18, 2007

	/s/Francis Manzo III
       _______________________________
      Francis P. Manzo III, President